U.S. GAAP



Consolidated Financial Statements of


SOFTQUAD SOFTWARE INC.

September 30, 1999 and 1998


(in U.S. dollars)

                                                                       U.S. GAAP

AUDITORS' REPORT


To the Shareholders of
SoftQuad Software Inc.


We have audited the consolidated balance sheets of SoftQuad Software Inc. as at September 30, 1999 and 1998 and the consolidated statements of operations, shareholders' equity and cash flows for the year ended September 30, 1999, the nine-month period ended September 30, 1998 and the year ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 1999 and 1998 and the results of its operations and its cash flows for the year ended September 30, 1999, the nine-month period ended September 30, 1998 and the year ended December 31, 1997 in accordance with accounting principles generally accepted in the United States of America.

On October 29, 1999, except as to Note 14 which is as of June 5, 2000, we reported separately to the shareholders of SoftQuad Software Inc. on the consolidated financial statements as at, and for the year ended September 30, 1999, prepared in accordance with Canadian generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Chartered Accountants

Toronto, Ontario
October 29, 1999
(except as to Note 14 which is as of June 5, 2000)

                                                                       U.S. GAAP

SOFTQUAD SOFTWARE INC.
CONSOLIDATED BALANCE SHEETS
(IN U.S. DOLLARS)

------------------------------------------------------------------------------------------------------------------------------

                                                                           December 31,     September 30,     September 30,
                                                                              1999              1999              1998
                                                                         --------------   ---------------   ----------
                                                                           (Unaudited)                          (Note 3)
ASSETS

CURRENT
   Cash                                                                  $   2,969,280    $      726,784    $       -
   Accounts receivable (Note 4)                                                647,102           590,432          396,892
   Inventory                                                                    57,365            21,776           94,626
   Prepaid expenses and deposits                                                61,447           137,032           79,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                             3,735,194         1,476,024          570,518
DEFERRED FINANCING COSTS (net of cumulative amortization
   of $28,232 - December 31, 1999;  $11,562 - September 30, 1999)               37,681            54,441            -

CAPITAL ASSETS (Note 5)                                                        234,029           233,415          257,872

GOODWILL (net of cumulative amortization of $24,874 -
   December 31,   1999; $20,217 - September 30, 1999)                           36,174            40,831            -
-----------------------------------------------------------------------------------------------------------------------------
                                                                         $   4,043,078    $    1,804,711    $     828,390
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT
   Accounts payable                                                      $     435,060    $      347,786    $     265,856
   Accrued commission                                                          197,642           145,941            -
   Accrued royalties                                                           132,948           133,779            -
   Other accruals                                                              211,350           200,669          423,488
   Deferred revenue                                                             33,410            30,404            -
   Current portion of notes payable (Note 6)                                   756,254           697,522            -
-----------------------------------------------------------------------------------------------------------------------------
                                                                             1,766,664         1,556,101          689,344

NOTES PAYABLE (Note 6)                                                       2,629,933           100,035            -
-----------------------------------------------------------------------------------------------------------------------------
                                                                             4,396,597         1,656,136          689,344
-----------------------------------------------------------------------------------------------------------------------------

COMMITMENTS (Note 10)

SHAREHOLDERS' EQUITY (DEFICIENCY)

SHARE CAPITAL (Note 7)
   Authorized
      Unlimited  number of common shares
   Issued
      9,209,275  common shares (September 30, 1999 - 8,993,890)              3,654,881         3,559,074            -

DEFERRED STOCK COMPENSATION EXPENSE                                           (318,696)         (357,675)           -

ACCUMULATED OTHER COMPREHENSIVE INCOME                                          19,233            30,805           53,323

NET INVESTMENT BY NEWKIDCO INTERNATIONAL, INC.                                   -                 -               85,723

DEFICIT                                                                     (3,708,937)       (3,083,629)           -
-----------------------------------------------------------------------------------------------------------------------------
                                                                              (353,519)          148,575          139,046
-----------------------------------------------------------------------------------------------------------------------------
                                                                         $   4,043,078    $    1,804,711    $     828,390
-----------------------------------------------------------------------------------------------------------------------------

APPROVED ON BEHALF OF THE BOARD

/s/ Roberto Drassinower..................................... Director

/s/ Sheldon Inwentash....................................... Director

See accompanying notes to the consolidated financial statements.



SOFTQUAD SOFTWARE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN U.S. DOLLARS)

------------------------------------------------------------------------------------------------------------------------------

                                                                                              Nine-Month
                                               Three Months Ended            Year Ended      Period Ended       Year Ended
                                       December 31,      December 31,     September 30,     September 30,    December 31,
                                             1999              1998             1999              1998             1997
                                       ---------------   --------------   ----------------  ---------------  ----------
                                         (Unaudited)       (Unaudited)                         (Note 3)          (Note 3)

REVENUE
   Licenses                            $     846,086     $   1,182,706     $   3,291,335        $1,466,138       $2,843,155
   Services                                   14,185             -                 -                 -                 -
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                                             860,271         1,182,706         3,291,335         1,466,138         2,843,155
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

COST OF REVENUE
   Licenses                                  105,880           200,009           572,167           261,632           424,089
   Services                                   81,852             -                63,494            60,234           103,296
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                                             187,732           200,009           635,661           321,866           527,385
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                                             672,539           982,697         2,655,674         1,144,212         2,315,770
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

EXPENSES
   Selling and marketing                     662,281           445,354         2,052,983           794,065         2,587,509
   Research and development                  273,105           226,242         1,069,449           797,604         1,005,428
   General and administrative                341,401           297,090         1,093,730           901,958         1,603,089
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                                           1,276,787           968,686         4,216,162         2,493,627         5,196,026
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

EARNINGS (LOSS) FROM
   OPERATIONS                               (604,248)           14,011        (1,560,488)       (1,349,355)       (2,880,256)
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

OTHER EXPENSES
   Interest                                   21,060             -                14,063             -                 -
   Other expenses                              -                 -                54,226             -                 -
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
                                              21,060             -                68,289             -                 -
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------

NET EARNINGS (LOSS)                         (625,308)           14,011        (1,628,777)       (1,349,355)       (2,880,256)

VALUE OF SHARE CAPITAL
   ISSUED ON ACQUISITION
   OF WARRANTS (Note 7)                        -                 -            (1,387,647)            -                 -
-------------------------------------- ----------------- ---------------- ----------------- ---------------- -----------------
NET EARNINGS (LOSS)
   ATTRIBUTABLE TO
   SHAREHOLDERS                        $    (625,308)    $      14,011     $(3,016,424)     $ (1,349,355)     $(2,880,256)
-------------------------------------- ----------------- ---------------- -----------------                  -----------------
                                                                                            ----------------

EARNINGS (LOSS)
   PER SHARE                           $       (0.07)    $        0.01     $(0.37)
-------------------------------------- ----------------- ---------------- -----------------

WEIGHTED AVERAGE
   NUMBER OF COMMON
   SHARES OUTSTANDING                      9,050,000         2,496,000         4,377,000
-------------------------------------- ----------------- ---------------- -----------------


See accompanying notes to the consolidated financial statements.



SOFTQUAD SOFTWARE INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(IN U.S. DOLLARS)

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Net
                                                                          Accumulated    Deferred   Investment
                                                               Retained      Other        Stock      by NewKidCo
                                            Common Shares      Earnings   ComprehensiveCompensation International,
                                         Shares     Amount     (Deficit)   Income (Loss)   Expense      Inc.          Total
                                      ----------- ----------  ------------------------------------- -----------   ---------
                                             (Note 7)

BALANCE, JANUARY 1, 1997                   -      $    -      $    -         $ -        $   -        $    -       $        -

COMPREHENSIVE LOSS
   Net loss attributable to                -           -           -           -            -         (2,880,256)  (2,880,256)
shareholders

NET CONTRIBUTIONS BY
   NEWKIDCO INTERNATIONAL, INC.            -           -           -           -            -         2,880,256     2,880,256
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                 -      $    -      $    -         $ -        $   -        $    -       $     -
-------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                   -      $    -      $              $ -        $   -        $    -       $
                                                              -                                                   -

COMPREHENSIVE LOSS
   Foreign currency translation            -           -           -          53,323        -             -            53,323
   Net loss attributable to                -           -           -           -            -         (1,349,355)  (1,349,355)
shareholders
                                                                                                                  -------------

TOTAL COMPREHENSIVE LOSS                                                                                           (1,296,032)

NET CONTRIBUTIONS BY
   NEWKIDCO INTERNATIONAL, INC.            -           -           -           -            -         1,435,078     1,435,078
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 1998                -      $    -      $    -         $53,323    $   -        $   85,723   $   139,046
-------------------------------------------------------------------------------------------------------------------------------

BALANCE, OCTOBER 1, 1998                       1  $        1  $    -         $ -        $   -        $    -       $         1
                                                                                                                  -------------

COMPREHENSIVE INCOME
   Foreign currency translation            -           -           -         150,297        -             -           150,297
   Net earnings attributable to            -           -          14,011       -            -             -            14,011
shareholders
                                                                                                                  -------------

TOTAL COMPREHENSIVE INCOME                                                                                            164,308
                                                                                                                  -------------

ISSUANCE OF COMMON SHARES
   For cash                            3,000,000     678,069       -           -            -             -           678,069
   As deferred stock compensation          -         446,000       -           -         (446,000)        -             -
expense
   As compensation under stock             -           -           -           -           13,165         -            13,165
option plan
   On acquisition of assets (Note 2)     703,705     161,374       -           -            -             -           161,374
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998             3,703,706  $1,285,444  $   14,011     $150,297   $(432,835)   $    -       $ 1,016,917
-------------------------------------------------------------------------------------------------------------------------------

BALANCE, OCTOBER 1, 1998                       1  $        1  $    -         $ -        $   -        $    -       $         1
                                                                                                                  -------------

COMPREHENSIVE LOSS
   Foreign currency translation            -           -           -          30,805        -             -            30,805
   Net loss attributable to                -           -       (3,016,424)     -            -             -        (3,016,424)
shareholders
                                                                                                                  -------------

TOTAL COMPREHENSIVE LOSS                                                                                           (2,985,619)
                                                                                                                  -------------

PREMIUM ON REDEMPTION
   OF COMMON STOCK                         -           -         (67,205)      -            -             -           (67,205)

ISSUANCE OF COMMON SHARES
   For cash                            3,000,000     678,069       -           -            -             -           678,069
   On acquisition of assets (Note 2)     703,705     161,374       -           -            -             -           161,374
   Repurchase of shares                 (703,705)   (162,809)      -           -            -             -          (162,809)
   For cash                            2,863,509   1,048,792       -           -            -             -         1,048,792
   On acquisition of warrants          3,130,380   1,387,647       -           -            -             -         1,387,647
   As deferred stock compensation          -         446,000       -           -         (446,000)        -             -
expense
   As compensation under stock             -           -           -           -           88,325         -            88,325
option plan
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 1999            8,993,890   3,559,074   (3,083,629)    30,805     (357,675)        -           148,575
-------------------------------------------------------------------------------------------------------------------------------

COMPREHENSIVE LOSS
   Foreign currency translation            -           -           -         (11,572)       -             -           (11,572)
   Net loss attributable to                -           -        (625,308)      -            -             -          (625,308)
shareholders
                                                                                                                  -------------

TOTAL COMPREHENSIVE LOSS                                                                                             (637,060)
                                                                                                                  -------------

ISSUANCE OF COMMON SHARES
   As compensation under stock             -            -          -           -           38,979         -            38,979
option plan
   In satisfaction of debt               215,385      95,807       -           -            -             -            95,807
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999             9,209,275  $3,654,881  $(3,708,937)   $19,233    $(318,696)   $    -       $  (353,519)
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to the consolidated financial statements.



SOFTQUAD SOFTWARE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN U.S. DOLLARS)

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Nine-Month
                                                       Three Months Ended          Year Ended    Period Ended    Year Ended
                                                   December 31,   December 31,   September 30,  September 30,   December 31,
                                                        1999          1998            1999           1998            1997
                                                   -------------  -------------  -------------- --------------  ---------
                                                    (Unaudited)    (Unaudited)                     (Note 3)       (Note 3)
NET INFLOW (OUTFLOW) OF CASH RELATED
   TO THE FOLLOWING ACTIVITIES

OPERATING
   Net (loss) earnings                              $(625,308)    $     14,011   $ (1,628,777)  $ (1,349,355)    $(2,880,256)
   Items not affecting cash
     Loss on disposal of capital assets                   -              -             10,140          -               -
     Compensation under stock option plan                38,979         13,165         88,325          -               -
     Amortization of capital assets                      21,416         28,046         77,337        122,196         233,376
     Amortization of goodwill                             4,657          -             20,217          -               -
     Amortization of deferred financing costs            16,760          -             11,562          -               -
------------------------------------------------------------------------------------------------------------------------------
                                                       (543,496)        55,222     (1,421,196)    (1,227,159)     (2,646,880)
   Changes in non-cash operating
     working capital items
       Accounts receivable                                4,145       (499,083)      (254,355)      (372,447)      3,686,014
       Inventory                                        (35,589)        62,724         72,850        (18,904)         14,078
       Prepaid expenses and deposits                     14,770         15,847          2,783        (63,008)         99,717
       Accounts payable and accrued liabilities         148,825       (102,272)       138,831        463,603      (2,404,550)
       Deferred revenue                                   3,006          -             30,404         (3,890)          3,891
------------------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                  (408,339)      (467,562)    (1,430,683)    (1,221,805)     (1,247,730)
------------------------------------------------------------------------------------------------------------------------------

INVESTING
   Acquisition of net assets excluding cash (Note         -           (122,013)      (122,013)         -               -
2)
   Purchase of capital assets                           (22,030)         -            (67,948)       (23,361)         39,178
   Proceeds from disposal of capital assets               -              -              4,886          -               -
   Deferred financing costs                               -              -            (66,003)         -               -
------------------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                   (22,030)      (122,013)      (251,078)       (23,361)         39,178
------------------------------------------------------------------------------------------------------------------------------

FINANCING
   Issuance of share capital                              -            826,279      1,888,236          -               -
   Repurchase of common shares                            -              -           (162,809)         -               -
   Repayment of notes payable                           (50,128)         -              -              -               -
   Increase in amounts due to SoftQuad
     Software, Ltd.                                   2,638,758          -            797,557          -               -
   Contributions by NewKidCo International, Inc.          -              -              -          1,435,078       1,208,552
------------------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities             2,588,630        826,279      2,522,984      1,435,078       1,208,552
------------------------------------------------------------------------------------------------------------------------------

FOREIGN EXCHANGE                                        (84,235)       132,994       (114,439)      (189,912)          -
------------------------------------------------------------------------------------------------------------------------------

NET CASH INFLOW                                       2,242,496        369,698        726,784          -               -

CASH POSITION, BEGINNING OF PERIOD                      726,784          -              -              -               -
------------------------------------------------------------------------------------------------------------------------------
CASH POSITION, END OF PERIOD                        $2,969,280    $    369,698   $    726,784   $      -        $      -
------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTARY CASH FLOW INFORMATION
   Interest paid                                    $21,060       $      -       $      -       $      -         $     -
   Interest received                                $5,513        $      1,555   $     14,083   $      3,811     $     6,686
   Value of share capital issued
     on acquisition of warrants                     $-            $      -       $  1,387,647   $      -         $     -
   Value of share capital recorded on stock         $38,979       $     13,165   $     88,325   $      -         $     -
options
   Issuance of share capital on conversion of debt  $95,807       $      -       $      -       $      -         $     -

See accompanying notes to the consolidated financial statements.


                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------



1.     DESCRIPTION OF BUSINESS

       The Company develops, markets and supports digital content authoring and publishing software tools and provides related services that enable non-technical and expert users to create and publish multi-platform, standards-based, formatted, interactive, digital content via the Internet, Web, intranets, CD-Rom and paper.

2.     COMMENCEMENT OF OPERATION

       On October 1, 1998 the Company acquired substantially all the operating assets and liabilities of 1225322 Ontario Inc. (formerly "SoftQuad Inc."), a subsidiary of NewKidCo International, Inc. ("NewKidCo"), a Canadian public company, and immediately commenced operations.

       The assets and liabilities were acquired for share consideration of $161,374 and are comprised of the following:

      Cash                                               $      44,551
      Accounts receivable                                      583,598
      Inventory                                                 56,244
      Prepaid expenses and deposits                             98,981
      Capital assets                                           259,379
      -------------------------------------------------- ---------------
                                                             1,042,753
      Accounts payable and accrued charges                    (942,427)
      Goodwill                                                  61,048
      -------------------------------------------------- ---------------
      Net assets acquired and purchase price             $     161,374
      -------------------------------------------------- ---------------

3.     SIGNIFICANT ACCOUNTING POLICIES

       The financial statements have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") in the United States of America and reflect the following significant accounting policies:

       Basis of presentation

       The statements of operations and cash flows for the nine-month period ended September 30, 1998 and the year ended December 31, 1997 are presented as the business operated by NewKidCo prior to the sale to the Company and include the revenues from the sale of digital content authoring and publishing software tools, the related costs of product sold, shipping, royalties, software agreement costs, direct advertising and marketing expenditures, salary and benefit costs for staff involved directly with the operations of the business, administrative and overhead costs, consulting fees and direct occupancy costs. The allocation of the various overhead expenses are based on management's best estimates and may not be representative of the overhead expenses had the Company operated as a separate entity.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

3.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Basis of presentation (Continued)

       The above financial statements for the nine-month period ended September 30, 1998 and the year ended December 31, 1997 have been prepared in accordance with accounting principles generally accepted in the United States of America.

       The financial statements include the accounts of the Company and its wholly owned subsidiary, SoftQuad (UK) Limited.

       Inventory

       Inventory is valued at the lower of cost, determined on a first-in first-out basis, and net realizable value.

       Capital assets

       Capital assets are stated at cost. Amortization is provided on a declining-balance basis at the following rates per annum:

                                 Computer hardware            -       30%
                                 Furniture and fixtures       -       20%
                                 Computer software            -       30%
       Goodwill

       The excess of purchase consideration over fair market value of net identifiable assets acquired is recorded as goodwill. Goodwill is being amortized on a straight-line basis over three years.

       Revenue recognition

       (i) Revenue from software products and licences is generally recognized on delivery if an agreement exists with a fixed or determinable fee and collection of the related receivable is reasonably assured.

(ii) Revenue from support and software maintenance agreements is initially recorded as deferred revenue and recognized as revenue over the term of the agreements. The related expenses are expensed as incurred.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

3.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Research and development

       Research costs are expensed as incurred.

       Development costs that meet the criteria for deferral under GAAP are deferred and amortized based on the estimated sales revenue of the products, to a maximum period of three years. Other development costs that do not meet these criteria are expensed as incurred. During the period, in management's opinion, no costs met the criteria for deferral.

       Income taxes

       The Company  accounts  for income  taxes  under  Statement  of  Financial
       Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS 109, requires the Company to use an asset and liability approach to recognize deferred tax assets and liabilities for the future tax consequences of events that have been recognized at different times in the financial statements than in the tax returns. These differences relate primarily to different amortization methods used for financial reporting and income tax purposes.

       Foreign currency translation

       Effective October 1, 1999, the Company changed its reporting currency to the U.S. dollar. Accordingly, historical balance sheet figures previously reported in Canadian dollars were translated into U.S. dollars at the rate of exchange prevailing at year-end, while revenue and expenses were translated at average rates for the periods. The adjustment resulting from translating the financial statements is reflected as a component of comprehensive income in the shareholders' equity on the balance sheet.

       Comprehensive income

       The Company has adopted the requirements of SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130, requires that a statement of comprehensive income be displayed with the same prominence as other financial statements. Comprehensive income, which incorporates net income, includes all changes in equity during a period except those resulting from investments by and distributions to owners.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

3.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Stock options

      The Company grants stock options for a fixed number of shares to its key officers, directors, employees and consultants with a fixed price. The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), requires the use of option valuation models. Under APB 25, no compensation expense is recognized when the exercise price of the Company's employee stock options equals the estimated market price of the underlying stock on the date of the grant.

       Earnings (loss) per share

       All share and per share amounts presented herein give effect to the five for one stock split approved by the board of directors on July 28, 1999.

       Earnings (loss) per share has been calculated using the weighted average number of common shares outstanding. The effect on the loss per share of the exercise of the stock options referred to in Note 7 is not dilutive.

       Fully diluted earnings per share are not calculated for the three months ended December 31, 1998 as it is not materially different from basic earnings per share.

       Use of estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Cash equivalents

       For purposes of the statement of cash flows, highly liquid investments with maturities of three months or less are considered cash equivalents.

       Long-lived assets

       The Company accounts for its investments in long-lived assets in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" (SFAS 121). Under SFAS 121, an impairment loss must be recognized for long-lived assets and certain identifiable intangibles to be held and used by an entity whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management believes there has been no material impairment of the long-lived assets as of December 31, 1999 and September 30, 1999.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

3.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Interim financial statements

       The interim financial statements of the Company are unaudited, and in the opinion of management, contain all adjustments that are of a normal and recurring nature necessary to present fairly the financial position and results of operations for the interim reporting period. The financial data disclosed in these notes to the financial statements for these interim periods are also unaudited. Operating results for the three months ended December 31, 1999 and December 31, 1998 are not necessarily indicative of results that may be expected for any future periods.

       Recently issued accounting standards not yet implemented

       The Company will be required to adopt the following recently issued accounting standards for United States reporting purposes in future years.

       SFAS 133 "Accounting for Derivative Instruments and Hedging Activities" will be effective for fiscal 2001. It requires that all derivatives be recognized as either assets or liabilities and measured at fair value. The criteria for determining whether all or a portion of a derivative instrument may be designated as a hedge has changed. Derivatives that are fair market value hedges, together with the financial instrument being hedged, will be marked to market with adjustments reflected in income. Derivatives which are cash flow hedges will be marked to market with adjustments reflected in comprehensive income. The Company has not yet determined what effects, if any, the adoption of SFAS 133 will have on its operating results or financial position.

4.     ACCOUNTS RECEIVABLE


                                                    December 31,               September 30,
                                                                      ----------------------
                                                          1999            1999           1998
                                                    ---------------   -----------    --------
                                                      (Unaudited)

       Trade                                           $  686,463     $   591,216    $   411,470
       Less allowance for doubtful accounts                39,361             784         14,578
      --------------------------------------------- ----------------- -------------- --------------
                                                       $  647,102     $   590,432    $   396,892
      --------------------------------------------- ----------------- -------------- --------------


                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

5.     CAPITAL ASSETS


                                                                                       December 31, 1999
                                                                          ------------------------------
                                                                                         Accumulated      Net Book
                                                                              Cost     Amortization         Value
                                                                              ----     ------------         -----
                                                                                         (Unaudited)

      Computer hardware                                                   $   150,244    $ 44,682       $   105,562
      Furniture and fixtures                                                   76,377        15,791          60,586
      Computer software                                                       107,283        39,402          67,881
      ---------------------------------------------------------------------------------------------------------------
                                                                          $   333,904    $ 99,875       $   234,029
      ---------------------------------------------------------------------------------------------------------------

                                         September 30, 1999                           September 30, 1998
                            -----------------------------------------     ------------------------------

                                           Accumulated      Net Book                     Accumulated      Net Book
                                Cost      Amortization       Value            Cost       Amortization       Value
                            ------------  ------------   ------------     -----------    ------------   ---------

      Computer
         hardware           $   130,888    $ 35,086      $    95,802      $   175,296    $ 51,961       $    123,335
      Furniture and
         fixtures                75,565      11,659           63,906           75,296       2,706             72,590
      Computer
         software               105,421      31,714           73,707           65,462       3,515             61,947
      ---------------------------------------------------------------------------------------------------------------
                            $   311,874    $ 78,459      $   233,415      $   316,054    $ 58,182       $    257,872
      ---------------------------------------------------------------------------------------------------------------

6.     NOTES PAYABLE

                                                                                December 31,       September 30,
                                                                                       1999              1999
                                                                                -----------------  ----------
                                                                                   (Unaudited)
      Loan payable to SoftQuad Software, Ltd. bears
         Interest at 7% per annum, secured by a general
         security Agreement with no fixed terms of repayment                     $    2,629,933    $          -

      Note payable bearing interest at 12% per annum, interest payable quarterly commencing October 15, 1999, secured by a general security agreement,
         maturing July 15, 2000                                                         706,251             697,522

      Note payable, non-interest bearing, unsecured,
         maturing November 6, 2001                                                       50,003             100,035
      ------------------------------------------------------------------------- ------------------ ------------------
                                                                                      3,386,187             797,557

      Less current portion                                                              756,254             697,522
      ------------------------------------------------------------------------- ------------------ ------------------
      Long-term portion                                                          $    2,629,933    $        100,035
      ------------------------------------------------------------------------- ------------------ ------------------

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

6.     NOTES PAYABLE (Continued)

       As of January 17, 2000, the securityholders of the Company entered into agreements with a company that had been formed to facilitate certain financings of the Company ("FinanceCo") for FinanceCo to acquire all of the outstanding securities of the Company through FinanceCo's subsidiary, SoftQuad Acquisition Corp. Although this acquisition was not formally completed until April 5, 2000, it has been deemed effective for financial accounting purposes as of January 17, 2000, the date on which it became irrevocable by the Company's securityholders. On March 2, 2000, FinanceCo merged with and into The American Sports Machine, Inc. ("ASM"). On April 10, 2000, ASM redomiciled to Delaware under the name SoftQuad Software, Ltd. It is not the intention of SoftQuad Software, Ltd. to demand payment of the 7% loan payable of $2,629,933 in the ensuing fiscal year, therefore, the loan has been classified as long-term.

       Deferred financing costs are amortized over the term of the loan.

       On February 8, 2000 and June 5, 2000, respectively, the 12% note payable of $706,251 and the non-interest bearing note payable of $50,003 were repaid in full.

7.     SHARE CAPITAL

       During the year ended September 30, 1999, the directors approved the issuance of 703,705 shares of common stock for certain of the net assets of 1225322 Ontario Inc. having a value of $161,374 (Note 2). Further, the directors approved the issuance of 3,000,000 shares of common stock on November 5, 1998 and 2,863,509 shares of common stock on April 9, 1999 for gross proceeds of $1,909,887 less expenses of issuance of $183,036. In connection with these transactions, the purchasers received 2,778,530 warrants exercisable at any time at prices ranging from $0.64 to $0.65 per warrant expiring over the period from April 8, 2000 to July 29, 2000.

       On April 9, 1999, the Company redeemed 703,705 shares of common stock for a cash consideration of $230,014 and 351,850 warrants, resulting in a premium on redemption of $67,205.

       On September 30, 1999, the Company issued 3,130,380 shares of common stock as consideration for the purchase of 3,130,380 previously issued warrants. The common stock issued was valued at $1,387,647 an amount equivalent to the exercise price of the warrants previously issued.

       On December 7, 1999 the Company issued 215,385 shares of common stock to a supplier in satisfaction of a debt of $95,807.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

7.     SHARE CAPITAL (Continued)

       Stock option plan

       The Company has established a stock option plan (the "Plan") to encourage ownership of the Company's common stock by its key officers, directors, employees and consultants. The maximum number of shares of common stock which may be reserved for issue under the Plan at December 31, 1999 is 1,842,000 (September 30, 1999 - 1,856,000) with provision that the Board of Directors of the Company has the right from time to time to increase such number subject to the approval of the shareholders of the Company. Options under the Plan vest equally over various periods to a maximum of three years on the anniversary date of the granting of the option. All options granted under the Plan that have not been exercised on or before the tenth anniversary of the grant will expire on that date subject to earlier termination upon the optionee ceasing to be an officer, director, employee or consultant of the Company.

       The stock options outstanding at September 30, 1999 and December 31, 1999 are as follows:


                                                                               December 31,       September 30,
                                                                                      1999              1999
                                                                               -----------------  ----------------
                                                                                  (Unaudited)
      Outstanding options to purchase common shares at
         $0.001 per share expiring November 5, 2008                                  1,050,000           1,050,000

      Outstanding options to purchase common shares at
         $0.24 per share expiring May 25, 2009                                         292,000             306,000

      Outstanding options to purchase common shares at
         $0.01 per share expiring September 29, 2009                                   500,000             500,000
      ------------------------------------------------------------------------ ------------------ -----------------
                                                                                     1,842,000           1,856,000
      ------------------------------------------------------------------------ ------------------ -----------------

       Accounting for stock-based compensation

       The Company applies APB Opinion 25 in accounting for its stock option plan.

       Certain of the above options have been granted at exercise prices, which were less than the estimated market price of the stock on the day preceding the grant. Accordingly, compensation was calculated on the options granted as the difference between the option price at the date of the grant and the estimated market price of the stock on that date. As a result, share capital and deferred stock compensation expense were each increased by $446,000 during the year ended September 30, 1999. Salaries and benefits are increased and deferred stock compensation expense decreased over the vesting period of the stock options granted. Salaries and benefits have increased and deferred stock compensation expense decreased by $38,979, $13,165 and $88,325 for the three months ended December 31, 1999 and 1998 and the year ended September 30,1999 respectively.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

7.     SHARE CAPITAL (Continued)

       Accounting for stock-based compensation (Continued)

       If the fair values of the options granted in the period had been recognized as compensation expense, on a straight-line basis over the vesting period of the grant (consistent with the method prescribed by SFAS 123), stock-based compensation costs would have reduced net earnings by $2,244,000 and increased the loss per common share by $0.51 for the year ended September 30, 1999.

       The fair value of the options was estimated at the date of grant using the minimum-value option pricing model with the following weighted average assumptions for the period: risk-free interest rate of 6.5%; expected life of the options of 3 years; expected volatility of zero percent and a dividend yield of zero.

       A summary of the status of stock options outstanding as at September 30, 1999 and December 31, 1999 and changes during the period are presented below:


                                                                                     Weighted
                                                                                      Average         Number
                                                                                Exercise Price    Outstanding
                                                                                --------------    -----------

       Granted                                                                    $ 0.0057             1,856,000
       Forfeited                                                                  $ -                      -
       Exercised                                                                  $ -                      -
       -------------------------------------------------------------------------------------------------------------
       Balance, September 30, 1999                                                                     1,856,000
       Granted                                                                    $ -                      -
       Forfeited                                                                  $ 0.0057                 9,000
       Exercised                                                                  $ -                      -
       -------------------------------------------------------------------------------------------------------------
       Balance, December 31, 1999                                                                      1,847,000
       -------------------------------------------------------------------------------------------------------------

       Weighted average fair value of options granted                                             $     0.0057
       -------------------------------------------------------------------------------------------------------------


       Subsequent to December 31, 1999, an additional 5,000 options were forfeited.

       The following table summarizes information about the outstanding options as of December 31, 1999 and September 30, 1999:


                                                    December 31, 1999
       ------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
                                         Remaining
            Exercise                    Contractual                   Outstanding                   Exercisable
             Price                      Life (years)                     Number                        Number
       -------------------            -----------------             -----------------             -----------------

       $    0.0013                           2.0                          1,050,000                       630,000
       $    0.2310                           3.0                            297,000                            -
       $    0.0066                           3.0                            500,000                            -
       ------------------------------------------------------------------------------------------------------------
                                                                          1,847,000                       630,000
       ------------------------------------------------------------------------------------------------------------


                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------
                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

7.     SHARE CAPITAL (Continued)


                               September 30, 1999
       ------------------------------------------------------------------------------------------------------------
                                         Remaining
            Exercise                    Contractual                   Outstanding                   Exercisable
             Price                      Life (years)                     Number                        Number
       -------------------            -----------------             -----------------             -----------------

       $    0.0013                           3.0                          1,050,000                       420,000
       $    0.2310                           3.0                            306,000                            -
       $    0.0066                           3.0                            500,000                            -
       ------------------------------------------------------------------------------------------------------------
                                                                          1,856,000                       420,000
       ------------------------------------------------------------------------------------------------------------

8.     INCOME TAXES

       The Company and its subsidiary have the following losses available as at September 30, 1999 for carryforward which, if unused, will expire as follows:

                                                                                                        United
                                                                                 Canadian               Kingdom
                                                                              ----------------      ----------------

       2006                                                                    $    448,000            $        -
       Indefinite carryforward                                                           -                 660,000
       -------------------------------------------------------------------------------------------------------------
                                                                               $    448,000            $   660,000
       -------------------------------------------------------------------------------------------------------------

       The Company has investment tax credits available for carryforward to reduce future years' taxes payable amounting to approximately $242,000 which expire in 2009. In addition the Company has approximately $852,000 of unclaimed scientific research and experimental development expenditures which may be carried forward indefinitely to reduce future years' federal taxable income.

       The benefit of these loss carryforwards, unclaimed scientific research and experimental development expenditures and investment tax credits for income tax purposes at September 30, 1999 would be as follows:

      Tax benefit of losses carryforward, unclaimed
         scientific research and experimental development
         expenditures and investment tax credits             $   1,062,000
      Valuation allowances                                       1,062,000
      ------------------------------------------------------ ---------------
                                                             $       -
      ------------------------------------------------------ ---------------

       A valuation allowance of 100% has been established in respect of the loss carryforwards, unclaimed scientific research and experimental development expenditures and the investment tax credits due to the uncertainty of the Company's utilization of such accounts.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

9.     SEGMENTED INFORMATION

       The Company operates in the United States and Europe. The Company services the United States market from its Canadian subsidiary. This subsidiary incurs all costs in Canada and earns license and services revenues of approximately 90% in the United Sates and 10% in Canada.

                                                                                 Three Months Ended
                                                                                  December 31, 1999
                                                                                     (Unaudited)
                                                                   -----------------------------------------------
                                                                       United
                                                                       States           Europe           Total
                                                                       ------           ------           -----

      Revenue
         Licenses                                                  $     510,234    $     335,852   $     846,086
         Services                                                         14,185            -              14,185
      ------------------------------------------------------------ ---------------- --------------- ----------------
                                                                         524,419          335,852         860,271
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Cost of revenue
         Licenses                                                         62,892           42,988         105,880
         Services                                                         81,852            -              81,852
      ------------------------------------------------------------ ---------------- --------------- ----------------
                                                                         144,744           42,988         187,732
      ------------------------------------------------------------ ---------------- --------------- ----------------
                                                                         379,675          292,864         672,539
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Expenses
         Selling and marketing                                           373,211          289,070         662,281
         Research and development                                        273,105            -             273,105
         General and administrative                                      264,520           76,881         341,401
      ------------------------------------------------------------ ---------------- --------------- ----------------
                                                                         910,836          365,951       1,276,787
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Loss from operations                                              (531,161)         (73,087)       (604,248)
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Other expenses
         Interest                                                         21,060            -              21,060
         Other expenses                                                    -                -               -
      ------------------------------------------------------------ ---------------- --------------- ----------------
                                                                          21,060            -              21,060
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Net loss                                                     $    (552,221)   $     (73,087)  $    (625,308)
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Total assets                                                 $   3,693,054    $     350,024   $   4,043,078
      ------------------------------------------------------------ ---------------- --------------- ----------------

      Expenditures for segment capital assets                      $      19,356    $       2,674   $      22,030
      ------------------------------------------------------------ ---------------- --------------- ----------------

       There were two customers in the United States and one customer in Europe who each had greater than 10% of the total sales in their respective market.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

9.     SEGMENTED INFORMATION (Continued)


                                                                                  Three Months Ended
                                                                                   December 31, 1998
                                                                                      (Unaudited)
                                                                   --------------------------------------------
                                                                        United
                                                                        States          Europe           Total
                                                                        ------          ------           -----

      Revenue
         Licenses                                                  $       769,526   $    413,180   $   1,182,706
         Services                                                            -              -               -
      ------------------------------------------------------------ ----------------- -------------- ----------------
                                                                           769,526        413,180       1,182,706
      ------------------------------------------------------------ ----------------- -------------- ----------------

      Cost of revenue
         Licenses                                                          137,992         62,017         200,009
         Services                                                            -              -               -
      ------------------------------------------------------------ ----------------- -------------- ----------------
                                                                           137,992         62,017         200,009
      ------------------------------------------------------------ ----------------- -------------- ----------------
                                                                           631,534        351,163         982,697
      ------------------------------------------------------------ ----------------- -------------- ----------------

      Expenses
         Selling and marketing                                             270,584        174,770         445,354
         Research and development                                          226,242             -          226,242
         General and administrative                                        237,989         59,101         297,090
      ------------------------------------------------------------ ----------------- -------------- ----------------
                                                                           734,815        233,871         968,686
      ------------------------------------------------------------ ----------------- -------------- ----------------

      Net earnings (loss)                                          $      (103,281)  $    117,292   $      14,011
      ------------------------------------------------------------ ----------------- -------------- ----------------

      Total assets                                                 $     1,081,860   $    508,694   $   1,590,554
      ------------------------------------------------------------ ----------------- -------------- ----------------

      Expenditures for segment capital assets                      $         -       $         -    $          -
      ------------------------------------------------------------ ----------------- -------------- ----------------

       There were two customers in the United States and two customers in Europe who each had greater than 10% of the total sales in their respective market.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

9.     SEGMENTED INFORMATION (Continued)

                                                                                      Year Ended
                                                                                  September 30, 1999
                                                                ---------------------------------------------
                                                                     United
                                                                     States            Europe            Total
                                                                     ------            ------            -----

      Revenue
         Licenses                                               $     2,063,812   $     1,222,523  $     3,291,335
         Services                                                         -                 -                -
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      2,068,812         1,222,523        3,291,335
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Cost of revenue
         Licenses                                                       383,311           188,856          572,167
         Services                                                        63,494             -               63,494
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                        446,805           188,856          635,661
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      1,622,007         1,033,667        2,655,674
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenses
         Selling and marketing                                        1,094,002           958,981        2,052,983
         Research and development                                     1,069,449                -         1,069,449
         General and administrative                                     874,151           219,579        1,093,730
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      3,037,602         1,178,560        4,216,162
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                     (1,415,595)         (144,893)      (1,560,488)
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Other expenses
         Interest                                                        14,063             -               14,063
         Other expenses                                                  54,226             -               54,226
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                         68,289                -            68,289
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Net loss                                                  $    (1,483,884)  $      (144,893) $    (1,628,777)
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Total assets                                              $     1,492,149   $       312,562  $     1,804,711
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenditures for segment capital assets                   $        54,150   $        13,798  $        67,948
      --------------------------------------------------------- ----------------- ---------------- -----------------

       There were two customers in the United States and one customer in Europe who each had greater than 10% of the total sales in their respective market.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

9.     SEGMENTED INFORMATION (Continued)


                                                                               Nine-Month Period Ended
                                                                                 September 30, 1998
                                                                -----------------------------------------------
                                                                     United
                                                                     States            Europe            Total
                                                                     ------            ------            -----

      Revenue
         Licenses                                               $       787,110   $       679,028  $     1,466,138
         Services                                                         -                 -                -
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                        787,110           679,028        1,466,138
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Cost of revenue
         Licenses                                                       154,773           106,859          261,632
         Services                                                        60,234             -               60,234
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                        215,007           106,859          321,866
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                        572,103           572,169        1,144,272
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenses
         Selling and marketing                                          582,022           212,043          794,065
         Research and development                                       797,604             -              797,604
         General and administrative                                     481,412           420,546          901,958
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      1,861,038           632,589        2,493,627
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Net loss                                                  $    (1,288,935)  $       (60,420) $    (1,349,355)
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Total assets                                              $       528,305   $       339,446  $       867,751
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenditures for segment capital assets                   $        23,361   $         -      $        23,361
      --------------------------------------------------------- ----------------- ---------------- -----------------

       There were two customers in the United States and two customers in Europe who each had greater than 10% of the total sales in their respective market.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

9.     SEGMENTED INFORMATION (Continued)


                                                                                     Year Ended
                                                                                  December 31, 1997
                                                                ------------------------------------------------
                                                                     United
                                                                     States            Europe            Total
                                                                     ------            ------            -----

      Revenue
         Licenses                                               $     1,786,189   $     1,056,966  $     2,843,155
         Services                                                         -                 -                -
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      1,786,189         1,056,966        2,843,155
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Cost of revenue
         Licenses                                                       239,755           184,334          424,089
         Services                                                       103,296             -              103,296
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                        343,051           184,334          527,385
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      1,443,138           872,632        2,315,770
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenses
         Selling and marketing                                        2,066,273           521,236        2,587,509
         Research and development                                     1,005,428             -            1,005,428
         General and administrative                                     781,584           821,505        1,603,089
      --------------------------------------------------------- ----------------- ---------------- -----------------
                                                                      3,853,285         1,342,741        5,196,026
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Net loss                                                  $    (2,410,147)  $      (470,109) $    (2,880,256)
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Total assets                                              $       381,716   $        91,149  $       472,865
      --------------------------------------------------------- ----------------- ---------------- -----------------

      Expenditures for segment capital assets                   $       155,336   $         -      $       155,336
      --------------------------------------------------------- ----------------- ---------------- -----------------

       There were two customers in the United States and two customers in Europe who each had greater than 10% of the total sales in their respective market.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

10.    COMMITMENTS

       The Company is committed to the following minimum lease payments under operating leases for its office premises and certain equipment:

                                   2000                   $    60,000
                                   2001                        27,000
                                   2002                        31,000
                                   2003                        41,000
                                   2004                         3,000
                                   -------------------------------------
                                                          $   162,000
                                   -------------------------------------

11.    FINANCIAL INSTRUMENTS

       Fair value

       All financial assets and liabilities are stated at book value which approximates fair value, except for a note payable which is non-interest bearing.

       Credit risk

       The Company is subject to risk of non-payment of accounts receivable. The Company mitigates this risk by monitoring the credit worthiness of its customers and limiting its concentration of receivables to any customer or specific group of customers. At December 31, 1999 - 58% (September 30, 1999 - 32%) of the trade accounts receivable balance was owing from two customers (two customers - September 30, 1999). There were no customers that had significant trade accounts receivable at September 30, 1998.

       Foreign exchange risk

       The Company may  undertake  sales and  purchase  transactions  in foreign
       currencies,   and  therefore  is  subject  to  gains  or  losses  due  to fluctuations in foreign currencies.

12.    UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

       The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year
       2000 Issue that may affect the Company, including those related to customers, suppliers, or other third parties, have been fully resolved.

                                                                       U.S. GAAP
SOFTQUAD SOFTWARE INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
INFORMATION RELATING TO DECEMBER 31, 1999 AND 1998 IS UNAUDITED
(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

13.    SUBSEQUENT EVENTS

(a) On February 8, 2000 and June 5, 2000, respectively, the 12% note payable of $706,251 and the non-interest bearing note payable of $50,003 were repaid in full (Note 6).

(b)      As of January 17,  2000, the  securityholders  of  the Company  entered into agreements with a company that was formed to facilitate certain financings of the Company ("FinanceCo") for FinanceCo to acquire all of the outstanding securities of the Company through FinanceCo's subsidiary, SoftQuad Acquisition Corp. Although this acquisition was not formally completed until April 5, 2000, it has been deemed effective for financial accounting purposes as of January 17, 2000, the date on which it became irrevocable by the Company's securityholders. On March 2, 2000, FinanceCo merged with and into The American Sports Machine, Inc. Upon consummation of the merger, for financial accounting purposes, the former securityholders of the Company and the former securityholders of FinanceCo owned approximately 91% of the common stock of the Company (on a fully diluted basis) and, accordingly, the merger is accounted for as a reverse takeover transaction.

14.    COMPARATIVE FIGURES

       Certain of the prior years comparative figures have been reclassified to conform to the current year's presentation.